THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln National Variable Annuity Account C

Multi-Fund® 5

Supplement dated April 1, 2013 to the Prospectus dated May 1, 2012

This supplement provides further information about the fund substitutions which are occurring under your Multi-Fund® 5 variable annuity contract (the “Contract”).

At the close of business on May 17, 2013 (the “Substitution Date”), the funds referenced in Column I (“Existing Funds”) will be substituted with the funds referenced in Column II (“Replacement Funds”) as investment options under your contract. Beginning May 20, 2013, the Existing Funds will no longer be eligible for investment.

Column I (Existing Funds)	Column II (Replacement Funds)
DWS Equity 500 Index VIP Portfolio	LVIP SSgA S&P 500 Index Fund
Neuberger Berman AMT Mid Cap Growth Portfolio	LVIP SSgA S&P 500 Index Fund

On the Substitution Date, any contract value you have allocated to an Existing Fund will be transferred to the corresponding Replacement Fund. There will be no tax consequences resulting from this exchange. Any future allocations of purchase payments and/or contract value that you previously designated to the Existing Fund will be allocated to the Replacement Fund. These investments will become your allocation instructions until you tell us otherwise.

From now until thirty (30) days after the Substitution Date, contractowners with contract value in the Existing Funds are permitted to transfer contract value out of each Existing Fund (or out of the Replacement Fund after the Substitution Date) to one or more other subaccounts or fixed account (if available) within the contract without the transfer (or exchange) being treated as one of a limited number of transfers (or exchanges) allowed for under your contract.  If you would like to make a transfer of contract value, please contact Customer Service at 1-800-454-6265, or log into your account on the internet service center at www.LincolnFinancial.com. Neither Lincoln nor the Separate Accounts will exercise any rights reserved by them under the contracts to impose restrictions or fees on transfers during that time frame unless violations of market timing procedures occur as set forth in your prospectus.

Information about the Replacement Funds, their investment policies, risks, fees and expenses and all other aspects of their operations, can be found in their prospectuses, which you should read carefully.  THERE IS NO ASSURANCE THAT ANY FUND WILL ACHIEVE ITS STATED OBJECTIVES.

Please retain this supplement for future reference.